
                     WASHINGTON MUTUAL INVESTORS FUND, INC.

                                     Part B
                      Statement of Additional Information
                                July 1, 2007
                      (as supplemented November 19, 2007)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Washington Mutual Investors
Fund (the "fund" or "WMIF") dated July 1, 2007. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                     Washington Mutual Investors Fund, Inc.
                              Attention: Secretary
                            1101 Vermont Avenue, NW
                              Washington, DC 20005
                                  202/842-5665

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                   Washington Mutual Investors Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINE

..    As set forth in its Prospectus, generally common stocks and securities convertible into common stocks meeting the fund's Investment Standards and on the fund's Eligible List may be purchased by the fund; however, the fund may also hold, to a limited extent, short-term U.S. government securities, other money market instruments, cash and cash equivalents.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa.
Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

NON-U.S. SECURITIES -- The fund may invest up to 5% of its assets in securities of certain companies domiciled outside of the United States and not included in the Standard & Poor's 500 Composite Index as further described below under "The fund and its investment policies." Foreign securities may be subject to certain risks, different from those of investing in U.S. based companies. These include less publicly available information about issues, different accounting, auditing and financial reporting regulations and practices, changing economic, political and social

                   Washington Mutual Investors Fund -- Page 2

conditions, and risks associated with foreign currency exchange rates and foreign trading markets. These securities are often in the form of American
Depositary Receipts ("ADRs") which are typically issued by a U.S. bank or trust company evidencing ownership of an underlying foreign security. Investing in foreign securities that are traded in the U.S. or through ADRs avoids certain foreign currency risks. Investing through ADRs may, however, make it more difficult to exercise all of the rights that customarily attach to share ownership.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

                        *     *     *     *     *     *

                   Washington Mutual Investors Fund -- Page 3

PORTFOLIO TURNOVER -- A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended 2007 and 2006 were 19% and
13%, respectively, and the average of the last five years was 16%. See
"Financial highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal years.

With the fund's focus on long term investing, the fund does not engage in high portfolio turnover (100% or more). High turnover generates greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of excessive short-term capital gains, which are taxable at the highest rate when distributed to shareholders. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made.

                      THE FUND AND ITS INVESTMENT POLICIES

The fund has Investment Standards based upon criteria originally established by the United States District Court for the District of Columbia for determining the eligibility of securities under the Court's Legal List procedure which was in effect for many years. The fund has an Eligible List of investments based upon its Investment Standards. The fund's Investment Standards encompass numerous criteria that govern which securities may be included on the fund's
Eligible List. Currently, those criteria include, for example: (i) a security shall be listed on the New York Stock Exchange ("NYSE") or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (ii) except for banks and a few other companies, the issuing company must have fully earned its dividends in at least four of the past five years and paid a dividend in at least nine of the past ten years; (iii) banks and savings and loan associations must have paid a dividend in at least four of the past five years; (iv)
companies which do not meet the fund's dividend payment requirements must meet other additional requirements which are generally more stringent than the fund's other standards applicable to dividend paying companies (these companies are limited to 5% of the fund's total assets at the time of the investment); (v) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by
Standard & Poor's; (vi) banks, insurance companies and other financial institutions must have capital funds of at least $1 billion; and (vii) companies must not derive the majority of their revenues from alcohol or tobacco products.

Although the fund generally invests in U.S. companies, the fund may invest up to
5% of its assets in securities of certain companies domiciled outside the United
States if they meet the fund's Investment Standards, including certain requirements designed specifically for non-U.S. companies. Among other things, the Investment Standards require that any such company must have a significant economic nexus to the U.S. and must be listed on the NYSE. Companies that are included in the Standard & Poor's 500 Composite Index do not count towards this
5% limit. This Index may, from time to time, include a few companies whose corporate domiciles are outside the U.S. The fund may also hold securities of
non-U.S. companies when such companies have merged with or otherwise acquired a company in which the fund held shares at the time of the merger.

The Investment Standards are periodically reviewed by the fund's board of directors, investment adviser and business manager. Although the Investment
Standards are not changed frequently, modifications may be made, with the approval of the fund's board of directors, as a result of economic, market or corporate developments. The investment adviser is required to select the

                   Washington Mutual Investors Fund -- Page 4

fund's investments exclusively from the Eligible List. The investment adviser monitors the Eligible List and makes recommendations to the board of directors of additions to, or deletions from, the Eligible List for continued compliance with the fund's Investment Standards.

It is believed that in applying the above disciplines and procedures, the fund makes available to pension and profit-sharing trustees and other fiduciaries a prudent stock investment and an assurance of continuity of investment quality which it has always been the policy of the fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the fund to see that it, along with other investments, meets the requirements of the specific trust. The Investment
Standards are not part of the fund's Investment Restrictions discussed below.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

The fund may not:

 1.  Purchase any security which is not legal for the investment of trust funds in the District of Columbia;

 2.  Purchase or sell real estate or commodities;

 3.  Make a purchase which would cause more than 5% of the value of the total assets of the fund to be invested in the securities of any one issuer;

 4.  Make a purchase which would cause more than 10% of the outstanding securities of any issuer to be held in the portfolio of the fund;

 5.  Invest in companies for the purpose of exercising control or management and may not invest in securities of other investment companies;

 6.  Purchase securities on margin or sell securities short;

 7.  Lend money;

 8.  Borrow money except for temporary or emergency purposes and not for investment purposes and then only from banks in an amount not exceeding at the time of borrowing

                   Washington Mutual Investors Fund -- Page 5

     10% of the fund's net assets, nor pledge or hypothecate more than 10% of its net assets and then only to secure such borrowing, provided that the fund may not purchase portfolio securities during any periods when loans amounting to 5% or more of the fund's net assets are outstanding; and

 9.  Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry. The board of directors, acting upon the recommendations of the advisory board, may from time to time establish lower limitations on the amount of investment in specific industries.

It is declared policy of the fund to maintain a fully invested position with cash equivalents not to exceed 5% of net assets after allowing for sales of portfolio securities and fund shares within thirty days and the accumulation of cash balances representing undistributed net investment income and realized capital gains.

Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors as permitted by the Securities and Exchange Commission.

The fund does not act as an underwriter of securities issued by others, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as the term is defined in the Securities Act of 1933.

NONFUNDAMENTAL POLICIES -- The following policy may be changed by the board of directors without shareholder approval:

The fund may not issue senior securities, except as permitted by the 1940 Act.

                   Washington Mutual Investors Fund -- Page 6

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                   NUMBER OF
 POSITION OF FUND                                              PORTFOLIOS/3/
 (YEAR FIRST ELECTED/2/ AS A       PRINCIPAL OCCUPATION(S)       OVERSEEN        OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR)                          DURING PAST FIVE YEARS      BY DIRECTOR              BY DIRECTOR
----------------------------------------------------------------------------------------------------------------

 Cyrus A. Ansary, 73              President, Investment              3         JPMorgan Value Opportunities Fund
 Chairman of the Board            Services International
 (Independent and                 Co., LLC (private
 Non-executive) and Director      investment company for
 (1983)                           various operating
                                  entities)
----------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan III, 75       Vice Chairman & Treasurer,         3         JPMorgan Value Opportunities Fund
 Director (1997)                  The Morris & Gwendolyn
                                  Cafritz Foundation

----------------------------------------------------------------------------------------------------------------
 Barbara Hackman Franklin, 67     President and CEO, Barbara         1         Aetna, Inc.; The Dow Chemical
 Director (2005)                  Franklin Enterprises                         Company; GenVec, Inc.; MedImmune,
                                  (international business                      Inc.
                                  and governance consulting)
----------------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 61              Private investor; former          18         JPMorgan Value Opportunities
 Director (2003)                  President, Dumbarton Group                   Fund; The Swiss Helvetia Fund
                                  LLC (securities industry                     Inc.
                                  consulting); former
                                  Executive Vice President -
                                  Policy and Oversight, NASD

----------------------------------------------------------------------------------------------------------------
 Edward W. Kelley, Jr., 75        Retired Governor, Federal          1         None
 Director (2002)                  Reserve Board
----------------------------------------------------------------------------------------------------------------
 James C. Miller III, 65          Senior Advisor, Blackwell          3         Clean Energy Fuels Corporation;
 Director (1992)                  Sanders LLP; former                          JPMorgan Value Opportunities Fund
                                  Chairman, The CapAnalysis
                                  Group, LLC (economic,
                                  financial and regulatory
                                  consulting); former
                                  Director, U.S. Office of
                                  Management and Budget

----------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega, 73          Former Treasurer of the            3         JPMorgan Value Opportunities
 Director (2002)                  United States                                Fund; The Kroger Co.
----------------------------------------------------------------------------------------------------------------
 John Knox Singleton, 59          President and Chief                3         Healthcare Realty Trust, Inc.;
 Director (2001)                  Executive Officer, INOVA                     JPMorgan Value Opportunities Fund
                                  Health System
----------------------------------------------------------------------------------------------------------------

                   Washington Mutual Investors Fund -- Page 7

"INTERESTED" DIRECTORS/5,6/

                                   PRINCIPAL OCCUPATION(S)
                                   DURING PAST FIVE YEARS
 NAME, AGE AND                          AND POSITIONS            NUMBER OF
 POSITION OF FUND               HELD WITH AFFILIATED ENTITIES  PORTFOLIOS/3/
 (YEAR FIRST ELECTED/2/ AS A    OR THE PRINCIPAL UNDERWRITER     OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR)                               OF THE FUND            BY DIRECTOR            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------

 James H. Lemon, Jr., 71         Chairman of the Board and           3         JPMorgan Value Opportunities
 Vice Chairman of the Board      Chief Executive Officer,                      Fund
 (1971)                          The Johnston-Lemon Group,
                                 Incorporated (financial
                                 services holding company)
-----------------------------------------------------------------------------------------------------------
 Harry J. Lister, 71             Director, Washington                1         None
 Director (1972)                 Management Corporation
-----------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele, 62           President and Director,             3         JPMorgan Value Opportunities
 President and Director          Washington Management                         Fund
 (2000)                          Corporation
-----------------------------------------------------------------------------------------------------------

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION OF FUND             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED/2/ AS      AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AN OFFICER)                     OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Michael W. Stockton, 40     Director, Senior Vice President, Secretary and
 Vice President,             Treasurer, Washington Management Corporation
 Treasurer and Assistant
 Secretary (1995)
-------------------------------------------------------------------------------
 Lois A. Erhard, 55          Vice President, Washington Management Corporation
 Vice President (1983)
-------------------------------------------------------------------------------
 J. Lanier Frank, 46         Assistant Vice President, Washington Management
 Assistant Vice President    Corporation
 (1997)
-------------------------------------------------------------------------------
 Jennifer L. Butler, 41      Vice President and Assistant Secretary,
 Assistant Secretary         Washington Management Corporation; former
 (2005)                      Specialist, Fund Administration, Pacific
                             Investment Management Company
-------------------------------------------------------------------------------
 Ashley L. Shaw/7/,  38      Vice President and Assistant General Counsel,
 Assistant Secretary         Washington Management Corporation
 (2000)
-------------------------------------------------------------------------------
 Curt M. Scott, 28           Assistant Vice President and Assistant Treasurer,
 Assistant Treasurer         Washington Management Corporation; former
 (2006)                      Financial Analyst, BISYS Group, Inc.
-------------------------------------------------------------------------------

1 The term "independent" director refers to a director who is not an "interested person" of the fund within the meaning of the 1940 Act.
2 Directors and officers of the fund serve until their resignation, removal or retirement.
3 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,/(R)/ which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement
 Series,/(R)/ Inc., which is available to investors in tax--

                   Washington Mutual Investors Fund -- Page 8

 deferred retirement plans and IRAS, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
4 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
5 "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's Business Manager, Washington
 Management Corporation.
6 All of the directors and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management
 Corporation serves as business manager.
7 Ashley L. Shaw is the daughter of James H. Lemon, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 1101 VERMONT AVENUE,
NW, WASHINGTON, DC 20005, ATTENTION: SECRETARY.

                   Washington Mutual Investors Fund -- Page 9

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2006

                                                      AGGREGATE DOLLAR RANGE/1/
                                                              OF SHARES
                                                         OWNED IN ALL FUNDS
                                                        IN THE AMERICAN FUNDS
                           DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                   SHARES OWNED                BY DIRECTOR
--------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
--------------------------------------------------------------------------------
 Cyrus A. Ansary                 Over $100,000              Over $100,000
--------------------------------------------------------------------------------
 Daniel J. Callahan III          Over $100,000              Over $100,000
--------------------------------------------------------------------------------
 Barbara Hackman                Over $100,000               Over $100,000
 Franklin
--------------------------------------------------------------------------------
 R. Clark Hooper              $10,001 - $50,000          $50,001 - $100,000
--------------------------------------------------------------------------------
 Edward W. Kelley, Jr.          Over $100,000               Over $100,000
--------------------------------------------------------------------------------
 James C. Miller III             Over $100,000              Over $100,000
--------------------------------------------------------------------------------
 Katherine D. Ortega            Over $100,000               Over $100,000
--------------------------------------------------------------------------------
 J. Knox Singleton              Over $100,000               Over $100,000
--------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
--------------------------------------------------------------------------------
 James H. Lemon, Jr.             Over $100,000              Over $100,000
--------------------------------------------------------------------------------
 Harry J. Lister                 Over $100,000              Over $100,000
--------------------------------------------------------------------------------
 Jeffrey L. Steele               Over $100,000              Over $100,000
--------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000.
2 "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's Business Manager, Washington
 Management Corporation.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the business manager, the investment adviser or its affiliates. The fund pays annual fees of $75,000 to independent directors, plus an annual fee of $6,000 for the audit committee chair and an annual fee of $4,000 for the proxy committee chair and standing sub-committee chairs. An independent director who is chairman of the board (an
"independent chair") also receives an additional fee of $25,000, which is paid by the fund or shared based on the relative board meeting fee if serving multiple funds.

In addition, the fund generally pays to independent directors fees of (a) $3,000 for each board of directors meeting attended and (b) $2,000 for each meeting attended as a member of a committee of the board of directors. Independent directors also receive attendance fees of $2,000 per day for each director seminar or information session organized by the investment adviser as well as for attendance at mutual fund industry related conferences and seminars.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred

                  Washington Mutual Investors Fund -- Page 10

compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30, 2007

                                                                                                      TOTAL COMPENSATION (INCLUDING
                                                                           AGGREGATE COMPENSATION         VOLUNTARILY DEFERRED
                                                                           (INCLUDING VOLUNTARILY           COMPENSATION/1/)
                                                                          DEFERRED COMPENSATION/1/)     FROM ALL FUNDS MANAGED BY
                                  NAME                                          FROM THE FUND        CAPITAL RESEARCH AND MANAGEMENT
----------------------------------------------------------------------------------------------------- COMPANY OR ITS AFFILIATES/2/
                                                                                                     -------------------------------

 Cyrus A. Ansary                                                                  $136,041                      $147,788
------------------------------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan III                                                            103,828                       110,500
------------------------------------------------------------------------------------------------------------------------------------
 Barbara H. Franklin                                                                99,000                        99,000
------------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper/3/                                                                101,324                       266,403
------------------------------------------------------------------------------------------------------------------------------------
 Edward W. Kelley, Jr.                                                             116,000                       116,000
------------------------------------------------------------------------------------------------------------------------------------
 James C. Miller III                                                               115,178                       124,250
------------------------------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega/3/                                                            116,856                       127,500
------------------------------------------------------------------------------------------------------------------------------------
 J. Knox Singleton/3/                                                              101,428                       107,500
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,/(R) /which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement
 Series,/(R)/ Inc., which is available to investors in tax-deferred retirement plans and IRAS, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2007 fiscal year for participating directors is as follows: R. Clark Hooper
 ($149,077), Katherine D. Ortega ($282,685) and J. Knox Singleton ($630,211).
 Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware
Corporation in 1952 and reincorporated in Maryland in 1990. Although the board of directors has delegated day-to-day oversight to the business manager and investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

                  Washington Mutual Investors Fund -- Page 11

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an audit committee composed of five directors who are not considered "interested persons" of the fund within the meaning of the 1940 Act
("independent directors"): Cyrus A. Ansary, Daniel J. Callahan III, Edward W.
Kelley, Jr., James C. Miller III (Co-chair) and Katherine D. Ortega (Co-chair).
The function of the committee is the oversight of the Corporation's accounting and financial reporting policies. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors.

The fund has a governance committee composed of Cyrus A. Ansary (Chair) and all the other independent directors. The committee's functions include, through a contracts sub-committee, reviewing all contracts and agreements with the fund, as required by the 1940 Act and the rules thereunder. The governance committee reports its recommendations to the full board of directors. In addition, the governance committee periodically reviews such issues as the board's composition, responsibilities, committees and compensation (through a compensation sub-committee) and other relevant issues, and recommends any appropriate changes to the full board of directors. The governance committee, through a nominating sub-committee, also

                  Washington Mutual Investors Fund -- Page 12

evaluates, selects and nominates candidates for independent directors to the full board of directors. While the governance committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the governance committee of the Fund, c/o the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the governance committee.

The fund has a committee on proxy voting procedures composed of R. Clark Hooper,
Edward W. Kelley, Jr. (Chair) and Jeffrey L. Steele. The committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio.

There were six board of directors meetings, nine committee meetings (six audit, two proxy and one governance committee meetings) during the fiscal year ended
April 30, 2007. All directors attended at least 75% of all board meetings and meetings of the committees of which they were members.

                  Washington Mutual Investors Fund -- Page 13

DIRECTORS EMERITUS

The board of directors has named certain retired directors of the fund to the position of director emeritus. Directors emeritus are invited to attend board meetings but do not have any of the duties or responsibilities of board members.
They may be consulted from time to time by the board, primarily with respect to their prior board experience. The chart below sets out additional information about the directors emeritus members.

                                     YEARS OF
                                      SERVICE                                 AGGREGATE
                                     WITH THE                                COMPENSATION
 NAME AND AGE                         FUND/1/    PRINCIPAL AFFILIATION     FROM THE FUND/2/
--------------------------------------------------------------------------------------------

 Stephen Hartwell, 92                   39       Chairman, Washington           none/4/
 Chairman Emeritus                               Management Corporation
--------------------------------------------------------------------------------------------
 John A. Beck, 81                       23       Of Counsel, Reed Smith         none/4/
                                                 Hazel Thomas
--------------------------------------------------------------------------------------------
 Charles A. Bowsher,/3/ 76               6       Retired Comptroller           $91,500
                                                 General of United
                                                 States
--------------------------------------------------------------------------------------------
 Fred J. Brinkman, 78                   10       Senior Financial               none/4/
                                                 Consultant, Washington
                                                 Management Corporation
--------------------------------------------------------------------------------------------
 T. Eugene Smith, 76                    20       President, T. Eugene          $41,500
                                                 Smith, Inc.
                                                 (real estate
                                                 consulting, planning
                                                 and development)
--------------------------------------------------------------------------------------------
 Stephen G. Yeonas, 82                  23       Chairman and Chief            $41,500
                                                 Executive Officer, The
                                                 Stephen G. Yeonas
                                                 Company
--------------------------------------------------------------------------------------------

1 This includes years of service as an officer, director and director emeritus.
2 The fund pays annual fees of $37,500 per annum to directors emeritus not affiliated with the business manager, plus $1,000 for each board meeting attended.
3 Mr. Bowsher served as a director until December 21, 2006.
4 John A. Beck, Fred J. Brinkman and Stephen Hartwell are affiliated with the fund's business manager and, accordingly, receive no remuneration from the fund.

                  Washington Mutual Investors Fund -- Page 14

ADVISORY BOARD MEMBERS
The board of directors has established an advisory board whose members are, in the judgment of the directors, highly knowledgeable about business, political or economic matters. In addition to holding meetings with the board of directors, members of the advisory board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to industry diversification and the number of issues to be held by the fund. Members of the advisory board, however, possess no authority or responsibility with respect to the fund's investments or management. The chart below sets out additional information about the advisory board members.

                                                         NUMBER OF BOARDS
 NAME, AGE AND                                           WITHIN THE FUND
 POSITION WITH FUND          PRINCIPAL OCCUPATION(S)     COMPLEX ON WHICH     OTHER DIRECTORSHIPS HELD
 (YEAR FIRST ELECTED/1/)     DURING PAST FIVE YEARS       MEMBER SERVES               BY MEMBER
----------------------------------------------------------------------------------------------------------

 Mary K. Bush, 59          President, Bush                      1           Brady Corporation; Briggs &
 (1995)                    International Inc.                               Stratton; MGIC Investment
                           (international financial                         Corporation; Pioneer Funds;
                           advisory services)                               UAL Corporation

----------------------------------------------------------------------------------------------------------
 Louise M. Cromwell, 62    Retired Partner, Shaw                1           None
 (2001)                    Pittman LLP
----------------------------------------------------------------------------------------------------------
 C. Richard Pogue, 70      Retired Executive Vice               1           FAM Equity - Income Fund; FAM
 (2001)                    President, Investment                            Value Fund
                           Company Institute
----------------------------------------------------------------------------------------------------------
 Linda D. Rabitt, 58       President, Rand                      1           Watson Wyatt & Company
 (2001)                    Construction Corporation                         Holdings
----------------------------------------------------------------------------------------------------------
 William J. Shaw, 61       President and Chief                  1           Marriott International, Inc.
 (2001)                    Operating Officer, Marriott
                           International, Inc.
----------------------------------------------------------------------------------------------------------
 R. Clark Wadlow, 60       Partner, Sidley Austin LLP           1           None
 (2005)
----------------------------------------------------------------------------------------------------------

1 Advisory board members of the fund serve until their resignation, removal or retirement.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS IS THE OFFICE OF THE FUND, 1101
VERMONT AVENUE, N.W., WASHINGTON, D.C. 20005, ATTENTION: SECRETARY.

                  Washington Mutual Investors Fund -- Page 15

ADVISORY BOARD MEMBER COMPENSATION -- The fund pays fees of $8,000 per annum to advisory board members who are not affiliated with the business manager, the investment adviser, plus $3,000 for each meeting attended in conjunction with meetings with the board of directors.

ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED APRIL 30,
 2007

                                                                                                             TOTAL COMPENSATION
                                                                               AGGREGATE COMPENSATION            (INCLUDING
                                                                               (INCLUDING VOLUNTARILY       VOLUNTARILY DEFERRED
                                                                              DEFERRED COMPENSATION/1/)       COMPENSATION/1/)
                                    NAME                                            FROM THE FUND         FROM ALL FUNDS MANAGED BY
---------------------------------------------------------------------------------------------------------   CAPITAL RESEARCH AND
                                                                                                                 MANAGEMENT
                                                                                                          COMPANY OR ITS AFFILIATES
                                                                                                         ---------------------------

 Mary K. Bush                                                                          $14,000                     $14,000
------------------------------------------------------------------------------------------------------------------------------------
 Louise M. Cromwell/2/                                                                  14,000                      14,000
------------------------------------------------------------------------------------------------------------------------------------
 C. Richard Pogue                                                                       11,000                      11,000
------------------------------------------------------------------------------------------------------------------------------------
 Linda D. Rabbitt/2/                                                                    14,000                      14,000
------------------------------------------------------------------------------------------------------------------------------------
 William J. Shaw                                                                        14,000                      14,000
------------------------------------------------------------------------------------------------------------------------------------
 R. Clark Wadlow/2/                                                                     14,000                      14,000
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the advisory board member.
2 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended April 30, 2007 for participating advisory board members is as follows:
 Louise M. Cromwell ($92,179), Linda Rabbitt ($74,585) and R. Clark Wadlow
 ($21,645). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund's board of directors oversees the voting of proxies of shares held by the fund and has appointed a committee on proxy voting procedures to assist it. Members of the committees are R. Clark
Hooper, Edward W. Kelley, Jr. (Chair) and Jeffrey L. Steele. The board has authorized the president of the fund or his delegate (the "voting officer") to vote individual proxies and has approved "proxy voting procedures and policy"
(the "guidelines") which are used by the voting officer in deciding how to vote on particular matters. The guidelines provide to the voting officer guidance on how to vote on a variety of matters that are often the subject of shareholder voting. The guidelines are not intended to be rigid rules and each matter is to be considered on a case-by-case basis and voted in the manner that the voting officer determines to be in the best interests of the fund and its shareholders.

The guidelines provide that generally the voting officer should vote against (a)
defensive anti-takeover measures, (b) staggered boards of directors, (c)
measures calling for the creation of special classes of shares with extra voting power and (d) proposals that provide, in the judgment of the voting officer, for excessive compensation for directors and officers including stock option plans that may cause excessive dilution to shareholders. The guidelines also provide that the voting officer should vote in favor of proposals to expense stock options for financial reporting purposes.

The guidelines provide that the voting officer should assess on a case-by-case basis shareholder proposals relating to a wide range of social or political issues, weighing the impact of such

                  Washington Mutual Investors Fund -- Page 16

proposals upon the company's shareholders. Finally, the guidelines provide, as a general policy matter, that the voting officer should vote in support of corporate management on routine, non-controversial matters, but that the voting officer should exercise care in reviewing routine matters to assure that the matter to be voted upon does not give rise to issues that may call into question whether a vote in support of management is in the best interests of the fund and its shareholders.

If the voting officer is aware of any conflict of interest between the interests of fund shareholders, on the one hand, and the interests of the fund's investment adviser or any affiliated person of the fund or its adviser, on the other hand, the voting officer will discuss and resolve that conflict of interest with a member of the committee on proxy voting procedures.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year, will be available on or about September 1 of each year, (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com or (c) on the SEC's website at sec.gov.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on June 1, 2007. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        14.70%
 201 Progress Parkway                                Class B         7.37
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         7.38
 333 W. 34th Street, 7th Floor                       Class C        15.92
 New York, NY 10001-2402                             Class F         8.10
----------------------------------------------------------------------------
 MLPF&S                                              Class B         6.52
 4800 Deer Lake Drive East, Floor 2                  Class C        17.30
 Jacksonville, FL 32246-6484                         Class R-5      10.61
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F         9.82
 101 Montgomery Street                               Class R-4       8.22
 San Francisco, CA 94104-4151
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1      22.48
 P.O. Box 2999                                       Class R-3       6.18
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 ING Life Insurance & Annuity                        Class R-3      11.08
 151 Farmington Avenue, TN41                         Class R-4      10.41
 Hartford, CT 06156-0001
----------------------------------------------------------------------------
 John Hancock Life Insurance Co., USA                Class R-3       9.38
 601 Congress Street
 Boston, MA 02210-2804
----------------------------------------------------------------------------
 Great-West Life & Annuity Ins. Co.                  Class R-3       5.14
 8515 E. Orchard Road, #2T2
 Greenwood Village, CO 80111-5002
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.   Class R-4       5.79
 100 Magellan Way                                    Class R-5      13.25
 Covington, KY 41015-1999
----------------------------------------------------------------------------
 JP Morgan Chase                                     Class R-4       5.03
 9300 Ward Parkway
 Kansas City, MO 64114-3317
----------------------------------------------------------------------------
 Mercer Trust Company                                Class R-5      10.35
 1 Investors Way
 Norwood, MA 02062-1599
----------------------------------------------------------------------------
 CGTC                                                Class R-5       6.87
 400 S. Hope Street, 22nd Floor
 Los Angeles, CA 90071-2801
----------------------------------------------------------------------------

                  Washington Mutual Investors Fund -- Page 17

BUSINESS MANAGER -- Since its inception, the fund has operated under a Business
Management Agreement with Washington Management Corporation or its predecessors.
The business manager maintains its principal business address at 1101 Vermont
Avenue, NW, Washington, DC 20005.

The business manager provides services necessary to carry on the fund's general administrative and corporate affairs, and is responsible for monitoring the various services and operations of the fund. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the fund's service providers, including custodian operations, shareholder services and fund share distribution functions, and includes the provision of all executive personnel, clerical staff, office space and equipment, and certain accounting and record keeping facilities. The business manager provides similar services to other mutual funds.

The fund pays all expenses not specifically assumed by the business manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholders' meetings; taxes; insurance; expenses of the issuance, sale
(including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's plans of distribution; fees and expense reimbursements paid to directors and advisory board members; association dues; and costs of stationery and forms prepared exclusively for the fund.

The business manager has agreed to pay to the fund annually, immediately after the fiscal year end, the amount by which the total expenses of the fund for any particular fiscal year exceed an amount equal to 1% of the average net assets of the fund for the year. No such reimbursement was necessary in fiscal 2007. The expense limitation described above shall apply only to Class A shares issued by the fund and shall not apply to any other class(es) of shares the fund may issue. Any new class(es) of shares issued by the fund will not be subject to an expense limitation. However, notwithstanding the foregoing, to the extent the business manager is required to reduce its management fee due to the expenses of the Class A shares exceeding the stated limit, the reduction in the management fee will reduce the fund's management fee expense similarly for all other classes of shares of the fund. Out of its own resources, the business manager makes payments to the investment adviser for performing various accounting services for the fund and the American Funds Tax-Exempt Series I. The amount paid to the investment adviser may be

                  Washington Mutual Investors Fund -- Page 18

found in the most recent shareholder report. The business manager also makes payments to support compensation paid to dealers (for additional information, see "Other Compensation to Dealers" below). The amount of these payments to support dealer compensation were approximately $2.7 million for the year ended
December 31, 2006. The business manager receives a monthly fee, accrued daily, at the annual rate of 0.175% of the first $3 billion of the fund's net assets,
0.15% of net assets in excess of $3 billion but not exceeding $5 billion, 0.135%
of net assets in excess of $5 billion but not exceeding $8 billion, 0.12% of net assets in excess of $8 billion but not exceeding $12 billion, 0.095% of net assets in excess of $12 billion but not exceeding $21 billion, 0.075% of net assets in excess of $21 billion but not exceeding $34 billion, 0.06% of net assets in excess of $34 billion but not exceeding $44 billion, 0.05% of net assets in excess of $44 billion but not exceeding $55 billion, 0.04% of net assets in excess of $55 billion but not exceeding $67 billion, and 0.035% of net assets in excess of $67 billion but not exceeding $77 billion and 0.03% of net assets in excess of $77 billion.

For the fiscal years ended April 30, 2007, 2006 and 2005, the business manager was entitled to receive from the fund fees of $56,603,000, $55,215,000 and
$53,358,000, respectively. After giving effect to the business manager fee waiver described below, the fund paid the business manager $50,942,000 (a reduction of $5,661,000), $49,693,000 (a reduction of $5,522,000) and
$51,342,000 (a reduction of $2,016,000) for the fiscal years ended  April 30,
2007, 2006 and 2005, respectively.

The current Business Management Agreement, unless sooner terminated, will continue in effect until August 31, 2008 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(b) the vote of a majority of directors who are not parties to the Business
Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Business Management Agreement provides that the business manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Business
Management Agreement. The Business Management Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60)
days' written notice to the other party and that the Business Management
Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The business manager has established a charitable foundation, The Washington
Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code.
Directors, directors emeriti, advisory board members and officers of the fund, as well as all employees of the business manager and its affiliates, may participate in a gift matching program sponsored by the foundation.

For the period from September 1, 2004 until March 31, 2005, the business manager agreed to waive 5% of the fees that it is otherwise entitled to receive under the Business Management Agreement. Beginning April 1, 2005, this waiver increased to 10% of the fees that the business manager is otherwise entitled to receive and is expected to continue at this level until further review. As a result of this waiver, fees are reduced similarly for all classes of shares of the fund.

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los

                  Washington Mutual Investors Fund -- Page 19

Angeles, San Francisco, New York, Washington, DC, London, Geneva, Hong Kong,
Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los
Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management
Company manages equity assets through two investment divisions, Capital World
Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research
Global Investors generally function separately from each other with respect to investment research activities and make investment and proxy voting decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by
Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which Washington Mutual Investors
Fund portfolio counselors are measured include: S&P 500, the securities that are eligible to be purchased by the fund and Lipper Growth and Income Funds Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                  Washington Mutual Investors Fund -- Page 20

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF APRIL 30, 2007:

                                          NUMBER             NUMBER
                                         OF OTHER           OF OTHER          NUMBER
                                        REGISTERED           POOLED          OF OTHER
                                        INVESTMENT         INVESTMENT        ACCOUNTS
                                     COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                           THAT               THAT           PORTFOLIO
                                        PORTFOLIO          PORTFOLIO         COUNSELOR
                      DOLLAR RANGE      COUNSELOR          COUNSELOR          MANAGES
                        OF FUND          MANAGES            MANAGES         (ASSETS OF
     PORTFOLIO           SHARES      (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR          OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
-------------------------------------------------------------------------------------------

 Stephen E. Bepler     $500,001 -      2       $204.4      1      $0.09         None
                       $1,000,000
--------------------------------------------------------------------------------------------
 Alan  N. Berro           Over         3       $156.7         None              None
                       $1,000,000
--------------------------------------------------------------------------------------------
 James K. Dunton          Over         2       $118.4         None              None
                       $1,000,000
--------------------------------------------------------------------------------------------
 Gregory D. Johnson    $100,001 -      2       $ 59.0         None              None
                        $500,000
--------------------------------------------------------------------------------------------
 Robert G.             $100,001 -      2       $ 59.0         None              None
 O'Donnell              $500,000
--------------------------------------------------------------------------------------------
 James F.                 Over         1       $176.7         None              None
 Rothenberg            $1,000,000
--------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
3 Represents funds advised or sub-advised by Capital Research and Management
 Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
 Group International, Inc., an affiliate of Capital Research and Management
 Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AGREEMENT -- The Investment Advisory Agreement (the
"Agreement") between the fund and the investment adviser will continue in effect until August 31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority
(as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The
Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the

                  Washington Mutual Investors Fund -- Page 21

Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment
(as defined in the 1940 Act).

In considering the renewal of the Agreement each year, the governance committee, sitting as the contracts subcommittee, of the board of directors evaluates information from several sources, including information provided by the business manager and investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full board of directors.

That information typically relates to: the nature, extent and quality of the investment adviser's services; the fund's investment results on an absolute basis and as compared with various indices and peer funds; the fund's advisory fee and other expenses on absolute basis and as compared with various indices and peer funds, as well as other funds advised by the investment adviser;
financial information concerning the investment adviser, including profitability comparisons with certain publicly-held mutual fund managers; information with respect to the sharing of economies of scale; compliance and regulatory matters;
fees charged by the investment adviser's affiliates to institutional clients;
and investment adviser compliance, regulatory and personnel matters. In preparation for its most recent meeting, the committee reviewed such information in advance. At the meeting, the members of the committee discussed the information with representatives of the investment adviser, posed questions, requested additional information concerning various matters and consulted in executive session with independent counsel to the fund's independent directors.

The investment adviser manages the investment portfolio of the fund subject to the policies established by the board of directors and places orders for the fund's portfolio securities transactions. As compensation for its services, the investment adviser receives a monthly fee, accrued daily, at the annual rate of
0.225% of the first $3 billion of the fund's net assets, 0.21% of net assets in excess of $3 billion but not exceeding $8 billion, 0.20% of net assets in excess of $8 billion but not exceeding $21 billion, 0.195% of net assets in excess of
$21 billion but not exceeding $34 billion, 0.19% of net assets in excess of $34 billion but not exceeding $55 billion, 0.185% of net assets in excess of $55 billion but not exceeding $71 billion, 0.18% of net assets in excess of $71 billion but not exceeding $89 billion and 0.177% of net assets in excess of $89 billion.

For the fiscal years ended April 30, 2007, 2006 and 2005, the investment adviser was entitled to receive from the fund management fees of $157,426,000,
$149,186,000 and $139,427,000, respectively. After giving effect to the management fee waivers/expense reimbursements described below, the fund paid the investment adviser management fees of $141,683,000 (a reduction of $15,743,000)
$134,267,000 (a reduction of $14,919,000) and $134,092,000 (a reduction of
$5,335,000) for the fiscal years ended April 30, 2007, 2006 and 2005, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

                  Washington Mutual Investors Fund -- Page 22

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until August
31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the
Administrative Agreement that would otherwise have been paid by the fund. For the year ended April 30, 2007, the total fees paid by the investment adviser were $298,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule contained in a Shareholder Services Agreement between the fund and
American Funds Service Company.

                  Washington Mutual Investors Fund -- Page 23

During the 2007 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                $4,755,000
--------------------------------------------------------------------------------
                CLASS F                                 2,788,000
--------------------------------------------------------------------------------
              CLASS 529-A                                 861,000
--------------------------------------------------------------------------------
              CLASS 529-B                                 206,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 333,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  47,000
--------------------------------------------------------------------------------
              CLASS 529-F                                  36,000
--------------------------------------------------------------------------------
               CLASS R-1                                   91,000
--------------------------------------------------------------------------------
               CLASS R-2                                3,945,000
--------------------------------------------------------------------------------
               CLASS R-3                                3,775,000
--------------------------------------------------------------------------------
               CLASS R-4                                1,557,000
--------------------------------------------------------------------------------
               CLASS R-5                                1,001,000
--------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman
Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

                  Washington Mutual Investors Fund -- Page 24

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2007            $16,591,000        $ 72,726,000
                                                  2006             17,586,000          77,974,000
                                                  2005             25,945,000         117,358,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2007                904,000           5,273,000
                                                  2006              1,113,000           6,995,000
                                                  2005              2,494,000          16,201,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2007                570,000           3,717,000
                                                  2006              1,648,000           3,867,000
                                                  2005              2,634,000           7,149,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2007                950,000           4,414,000
                                                  2006                978,000           4,625,000
                                                  2005              1,197,000           5,756,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2007                 96,000             589,000
                                                  2006                127,000             742,000
                                                  2005                244,000           1,360,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2007                 15,000             555,000
                                                  2006                 68,000             583,000
                                                  2005                 73,000             674,000
-----------------------------------------------------------------------------------------------------

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential
benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to

                  Washington Mutual Investors Fund -- Page 25

the investment process from growth or stability of assets. The selection and nomination of independent directors are committed to the discretion of the independent directors during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed by the board of directors quarterly and the Plans must be renewed annually by the board of directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from
Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit, after reimbursement for paying service-related expenses, is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with
$50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided the amount recovered does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25%

                  Washington Mutual Investors Fund -- Page 26

is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

As of the end of the 2007 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                                        12B-1 UNPAID LIABILITY
                                                 12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------------------------

                 CLASS A                          $158,964,000               $27,194,000
------------------------------------------------------------------------------------------------
                 CLASS B                            31,025,000                 3,358,000
------------------------------------------------------------------------------------------------
                 CLASS C                            32,133,000                 5,666,000
------------------------------------------------------------------------------------------------
                 CLASS F                             7,137,000                 1,296,000
------------------------------------------------------------------------------------------------
               CLASS 529-A                           1,925,000                   381,000
------------------------------------------------------------------------------------------------
               CLASS 529-B                           1,947,000                   223,000
------------------------------------------------------------------------------------------------
               CLASS 529-C                           3,244,000                   622,000
------------------------------------------------------------------------------------------------
               CLASS 529-E                             260,000                    49,000
------------------------------------------------------------------------------------------------
               CLASS 529-F                                   0                         0
------------------------------------------------------------------------------------------------
                CLASS R-1                              563,000                   117,000
------------------------------------------------------------------------------------------------
                CLASS R-2                            6,617,000                 1,204,000
------------------------------------------------------------------------------------------------
                CLASS R-3                           10,049,000                 1,805,000
------------------------------------------------------------------------------------------------
                CLASS R-4                            2,614,000                   501,000
------------------------------------------------------------------------------------------------

                  Washington Mutual Investors Fund -- Page 27

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.

                  Washington Mutual Investors Fund -- Page 28

     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                      EXECUTION OF PORTFOLIO TRANSACTIONS
The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio

                  Washington Mutual Investors Fund -- Page 29

transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors which involve qualitative judgments when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer. In accordance with its internal brokerage allocation procedure, the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from whom it receives such services. Using its judgment, the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its

                  Washington Mutual Investors Fund -- Page 30

trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less then the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate their respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies, however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
April 30, 2007, 2006 and 2005 amounted to $42,220,000, $18,674,000 and
$20,255,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The increase in commissions paid in 2007 from 2006 and 2005 was primarily due to a large principal program transaction executed by the fund in fiscal year ended
April 30, 2007, which allowed the fund to trade in excess of $2.2 billion of securities at pre-negotiated prices.

                  Washington Mutual Investors Fund -- Page 31

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets Inc., J.P. Morgan Securities
Inc. and Wachovia Securities LLC. As of the fund's most recent fiscal year-end, the fund held equity securities of Citigroup Inc. in the amount of
$2,314,829,000, and Wachovia Corp. in the amount of $919,187,000 and debt and equity securities of JPMorgan Chase & Co. in the aggregate amount of
$1,936,559,000.

During fiscal years 2007, 2006 and 2005 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund.
Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's business manager, custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically

                  Washington Mutual Investors Fund -- Page 32

occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements
(including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

                  Washington Mutual Investors Fund -- Page 33

All portfolio securities of funds advised by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or

                  Washington Mutual Investors Fund -- Page 34

related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The

                  Washington Mutual Investors Fund -- Page 35

term "required distribution" means the sum of (a) 98% of ordinary income
(generally net investment income) for the calendar year, (b) 98% of capital gain
(both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a)
amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

                  Washington Mutual Investors Fund -- Page 36

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax

                  Washington Mutual Investors Fund -- Page 37

     conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

                  Washington Mutual Investors Fund -- Page 38

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                  Washington Mutual Investors Fund -- Page 39

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES
PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                  Washington Mutual Investors Fund -- Page 40

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.
PURCHASES RECEIVED WITHOUT INVESTMENT INSTRUCTIONS -- When purchasing shares, you should designate the fund or funds in which you wish to invest. In the case of accounts other than 529 accounts, if no fund is designated and the amount of your cash investment is more than $5,000, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days.
Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of
The Cash Management Trust of America on the third business day after receipt of your investment.

In the case of accounts other than 529 accounts, if no fund is designated and the amount of your cash investment is $5,000 or less, your money will be invested in the same proportion and in the same fund or funds in which your last cash investment (excludes exchanges) was made, provided such investment was made within the last 16 months. If no investment was made within the last
16 months, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of The Cash Management Trust of America on the third business day after receipt of your investment.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's board.

                  Washington Mutual Investors Fund -- Page 41

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies.

                  Washington Mutual Investors Fund -- Page 42

However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying applicable deferred sales charges on
     Class B shares, but you will not be required to pay a Class A sales charge.
     If you exchange your Class B shares for Class A shares after the contingent deferred sales charge period you are responsible for paying any applicable
     Class A sales charges.

     If you redeem Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase
     Class A shares; if you

                  Washington Mutual Investors Fund -- Page 43

     purchase Class A shares you are responsible for paying any applicable Class
     A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following are met: (a)
     you are leaving or have left the fee-based program, (b) you have held the
     Class F shares in the program for at least one year, and (c) you notify
     American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares.

     In addition, you may redeem Class F shares held in a fee-based brokerage account/ program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                  Washington Mutual Investors Fund -- Page 44

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

                  Washington Mutual Investors Fund -- Page 45

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or

                  Washington Mutual Investors Fund -- Page 46

more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%. For certain tax-exempt accounts opened prior to September 1, 1969, sales charges and dealer commissions, as a percent of offering price, are respectively 3% and 2.5% (under
$50,000); 2.5% and 2.0% ($50,000 but less than $100,000); 2.0% and 1.5%
($100,000 but less than $250,000) and 1.5% and 1.25% ($250,000 but less than $1
million).A dealer concession of up to 1% may be paid by the fund under its Class
A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.
     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment

                  Washington Mutual Investors Fund -- Page 47

     is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.
     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:
     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

                  Washington Mutual Investors Fund -- Page 48

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or
     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of
     (a) the current value of your existing holdings (the "market value") or (b)
     the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may

                  Washington Mutual Investors Fund -- Page 49

     not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.
CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan (AWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each AWP payment, assets that are not subject to a CDSC, such as appreciation

                  Washington Mutual Investors Fund -- Page 50

          on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.
          Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

                  Washington Mutual Investors Fund -- Page 51

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

                  Washington Mutual Investors Fund -- Page 52

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The
Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund

                  Washington Mutual Investors Fund -- Page 53

numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

 REDEMPTION OF SHARES -- The fund's articles of incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's articles of incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when the adviser determines that it is in the best interest of the remaining shareholders.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                  Washington Mutual Investors Fund -- Page 54

                              GENERAL INFORMATION
CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $52,469,000 for Class A shares and $2,547,000 for
Class B shares for the 2007 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and
Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- Dechert LLP, 1775 I Street, NW, Washington DC
20006, serves as counsel to the fund and to independent directors in their capacities as such. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on April 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the

                  Washington Mutual Investors Fund -- Page 55

Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer
Agent.

CODES OF ETHICS -- The fund, Washington Management Corporation and Capital
Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel;
ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority) filed an administrative complaint against the Principal
Underwriter. The complaint alleges violations of certain NASD rules by the
Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, the NASD
Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's
National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

                  Washington Mutual Investors Fund -- Page 56

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- APRIL 30, 2007

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $36.55
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $38.78

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

                  Washington Mutual Investors Fund -- Page 57

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                  Washington Mutual Investors Fund -- Page 58

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                  Washington Mutual Investors Fund -- Page 59

                                               FUND NUMBERS
                              -------------------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                          CLASS A   R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2050 Target
Date Retirement Fund  . . .     069     2169    2269    2369    2469     2569
American Funds 2045 Target
Date Retirement Fund  . . .     068     2168    2268    2368    2468     2568
American Funds 2040 Target
Date Retirement Fund  . . .     067     2167    2267    2367    2467     2567
American Funds 2035 Target
Date Retirement Fund  . . .     066     2166    2266    2366    2466     2566
American Funds 2030 Target
Date Retirement Fund  . . .     065     2165    2265    2365    2465     2565
American Funds 2025 Target
Date Retirement Fund  . . .     064     2164    2264    2364    2464     2564
American Funds 2020 Target
Date Retirement Fund  . . .     063     2163    2263    2363    2463     2563
American Funds 2015 Target
Date Retirement Fund  . . .     062     2162    2262    2362    2462     2562
American Funds 2010 Target
Date Retirement Fund  . . .     061     2161    2261    2361    2461     2561

                  Washington Mutual Investors Fund -- Page 60

Investment portfolio April 30, 2007

Industry sector holdings	Percent of net assets	Ten largest holdings	Percent of net assets
Financials	19.82%	AT&T	3.77%
Industrials	13.42	General Electric	3.62
Health care	12.86	Chevron	3.44
Energy	11.45	ExxonMobil	2.84
Information technology	7.98	Citigroup	2.63
Consumer discretionary	7.94	IBM	2.19
Consumer staples	7.24	JPMorgan Chase	2.17
Telecommunication services	5.97	United Parcel Service	1.98
Utilities	5.28	Fannie Mae	1.91
Materials	3.60	Merck	1.85
Miscellaneous	.76
Short-term securities & other assets less liabilities	3.68

Common stocks — 96.32%	Shares	Market value (000)	Percent of net assets
Energy — 11.45%
Apache Corp.	4,000,000	$ 290,000.33%
Baker Hughes Inc.	4,670,000	375,422.43
Chevron Corp.	39,029,800	3,036,128	3.44
ConocoPhillips	12,800,000	887,680	1.01
EOG Resources, Inc.	7,005,000	514,447.58
Exxon Mobil Corp.	31,515,000	2,501,661	2.84
Halliburton Co.	5,830,000	185,219.21
Marathon Oil Corp.	12,562,612	1,275,733	1.45
Schlumberger Ltd.	13,918,702	1,027,618	1.16
		10,093,908	11.45

Materials — 3.60%
Air Products and Chemicals, Inc.	4,000,000	306,000.35
Alcoa Inc.	19,415,200	689,046.78
E.I. du Pont de Nemours and Co.	14,900,000	732,633.83
MeadWestvaco Corp.	1,200,000	40,032.04
Newmont Mining Corp.	4,600,000	191,820.22
PPG Industries, Inc.	6,374,700	469,050.53
Weyerhaeuser Co.	9,450,000	748,629.85
		3,177,210	3.60

Industrials — 13.42%
3M Co.	3,500,000	289,695.33
Avery Dennison Corp.	270,300	16,813.02
Boeing Co.	9,000,000	837,000.95
Caterpillar Inc.	7,850,000	570,067.65
Deere & Co.	4,600,000	503,240.57
Eaton Corp.	1,200,000	107,052.12
Emerson Electric Co.	3,400,000	159,766.18
General Dynamics Corp.	2,950,000	231,575.26
General Electric Co.	86,680,000	3,195,025	3.62
Illinois Tool Works Inc.	7,100,000	364,301.41
Ingersoll-Rand Co. Ltd., Class A	3,400,000	151,810.17
Lockheed Martin Corp.	3,650,000	350,911.40
Northrop Grumman Corp.	13,500,000	994,140	1.13
Pitney Bowes Inc.	4,000,000	192,000.22
R.R. Donnelley & Sons Co.	4,150,000	166,830.19
Raytheon Co.	3,000,000	160,620.18
Southwest Airlines Co.	10,500,000	150,675.17
Tyco International Ltd.	17,695,000	577,388.65
Union Pacific Corp.	1,400,000	159,950.18
United Parcel Service, Inc., Class B	24,772,900	1,744,755	1.98
United Technologies Corp.	13,605,000	913,303	1.04
		11,836,916	13.42

Consumer discretionary — 7.94%
Best Buy Co., Inc.	12,395,000	578,227.65
Carnival Corp., units	15,012,900	733,981.83
Gannett Co., Inc.	3,250,000	185,445.21
Harley-Davidson, Inc.	3,800,000	240,616.27
Home Depot, Inc.	8,300,000	314,321.36
Johnson Controls, Inc.	6,279,400	642,571.73
Limited Brands, Inc.	17,562,100	484,187.55
Lowe’s Companies, Inc.	52,800,000	1,613,568	1.83
McDonald’s Corp.	7,000,000	337,960.38
ServiceMaster Co.	11,900,000	183,141.21
Target Corp.	20,285,000	1,204,320	1.37
TJX Companies, Inc.	5,300,000	147,817.17
VF Corp.	3,800,000	333,678.38
		6,999,832	7.94

Consumer staples — 7.24%
Avon Products, Inc.	14,190,000	564,762.64
Coca-Cola Co.	24,385,600	1,272,684	1.44
ConAgra Foods, Inc.	4,400,000	108,152.12
General Mills, Inc.	2,000,000	119,800.14
H.J. Heinz Co.	2,270,000	106,940.12
Kellogg Co.	5,000,000	264,550.30%
Kimberly-Clark Corp.	8,300,000	590,711.67
PepsiCo, Inc.	18,002,500	1,189,785	1.35
Procter & Gamble Co.	4,843,100	311,460.35
SYSCO Corp.	4,500,000	147,330.17
Unilever NV (New York registered)	4,000,000	122,000.14
Walgreen Co.	7,300,000	320,470.36
Wal-Mart Stores, Inc.	20,022,300	959,469	1.09
Wm. Wrigley Jr. Co.	5,154,100	303,473.35
		6,381,586	7.24

Health care — 12.86%
Abbott Laboratories	23,820,000	1,348,688	1.5
Aetna Inc.	4,965,000	232,759.26
Amgen Inc.[1]	8,026,000	514,788.58
Bristol-Myers Squibb Co.	53,295,000	1,538,094	1.75
Cardinal Health, Inc.	7,750,000	542,113.62
CIGNA Corp.	1,090,000	169,593.19
Eli Lilly and Co.	24,745,000	1,463,172	1.66
Johnson & Johnson	11,550,000	741,741.84
McKesson Corp.	2,500,000	147,075.17
Medtronic, Inc.	13,050,000	690,737.78
Merck & Co., Inc.	31,760,000	1,633,734	1.85
Pfizer Inc	37,880,500	1,002,318	1.14
Wyeth	23,644,600	1,312,275	1.49
		11,337,087	12.86

Financials — 19.82%
AFLAC Inc.	3,505,000	179,947.20
Allstate Corp.	6,150,000	383,268.43
American International Group, Inc.	12,326,600	861,753.98
Aon Corp.	3,150,000	122,062.14
Bank of America Corp.	30,230,000	1,538,707	1.74
Bank of New York Co., Inc.	19,770,000	800,290.91
Citigroup Inc.	43,171,000	2,314,829	2.63
Fannie Mae	28,607,700	1,685,566	1.91
Fifth Third Bancorp	4,850,000	196,861.22
Freddie Mac	11,540,000	747,561.85
HSBC Holdings PLC (ADR)	5,172,000	477,686.54
JPMorgan Chase & Co.	36,720,000	1,913,112	2.17
Lincoln National Corp.	6,050,000	430,458.49
Marsh & McLennan Companies, Inc.	22,522,900	715,327.81
State Street Corp.	1,500,000	103,305.12
SunTrust Banks, Inc.	800,000	67,536.08
Travelers Companies, Inc.	3,000,000	162,300.18
U.S. Bancorp	21,400,000	735,090.83%
Wachovia Corp.	16,550,000	919,187	1.04
Washington Mutual, Inc.	32,950,000	1,383,241	1.57
Wells Fargo & Co.	41,460,000	1,487,999	1.69
XL Capital Ltd., Class A	3,232,300	252,055.29
		17,478,140	19.82

Information technology — 7.98%
Dell Inc.[1]	3,300,000	83,193.09
Hewlett-Packard Co.	23,285,000	981,230	1.11
Intel Corp.	40,250,000	865,375.98
International Business Machines Corp.	18,875,000	1,929,214	2.19
Linear Technology Corp.	8,165,000	305,534.35
Maxim Integrated Products, Inc.	4,000,000	126,880.14
Microsoft Corp.	51,140,000	1,531,132	1.74
Oracle Corp.[1]	37,191,943	699,208.79
Texas Instruments Inc.	15,035,300	516,763.59
		7,038,529	7.98

Telecommunication services — 5.97%
AT&T Inc.	85,946,587	3,327,852	3.77
Sprint Nextel Corp., Series I	52,189,360	1,045,353	1.18
Verizon Communications Inc.	23,470,000	896,084	1.02
		5,269,289	5.97

Utilities — 5.28%
Ameren Corp.	3,368,800	177,098.20
American Electric Power Co., Inc.	7,100,000	356,562.40
Constellation Energy Group, Inc.	2,250,000	200,520.23
Dominion Resources, Inc.	7,375,600	672,655.76
Duke Energy Corp.	2,500,000	51,300.06
Entergy Corp.	3,717,700	420,621.48
Exelon Corp.	16,870,000	1,272,167	1.44
FPL Group, Inc.	4,000,000	257,480.29
NiSource Inc.	2,500,000	61,475.07
PPL Corp.	4,800,000	209,328.24
Progress Energy, Inc.	1,150,000	58,132.07
Public Service Enterprise Group Inc.	6,450,000	557,602.63
Southern Co.	7,000,000	264,530.30
Xcel Energy Inc.	4,000,000	96,360.11
		4,655,830	5.28

Miscellaneous — 0.76%
Other common stocks in initial period of acquisition		668,778.76

Total common stocks (cost: $57,951,337,000)		84,937,105	96.32

Short-term securities — 4.00%	Principal amount (000)	Market value (000)	Percent of net assets

3M Co. 5.18%–5.20% due 5/29/2007	$ 77,700	$ 77,377.09%
Abbott Laboratories 5.22%–5.24% due 5/1–6/1/2007[2]	156,000	155,565.18
American Express Credit Corp. 5.21% due 5/25/2007	25,000	24,913.03
Atlantic Industries 5.18% due 5/30/2007[2]	45,000	44,809.17
Coca-Cola Co. 5.18%–5.21% due 5/11–6/27/2007[2]	102,800	102,423
Bank of America Corp. 5.235% due 5/9–5/29/2007	65,300	65,122.21
Ranger Funding Co. LLC 5.25%–5.26% due 5/24–6/11/2007[2]	124,800	124,211
Becton, Dickinson and Co. 5.20% due 6/7/2007	12,400	12,332.01
Caterpillar Financial Services Corp. 5.21% due 5/7/2007	20,000	19,980.02
CIT Group, Inc. 5.22%–5.25% due 5/11–7/6/2007[2]	100,100	99,282.11
Citigroup Funding Inc. 5.24% due 7/11/2007	76,400	75,611.09
Clipper Receivables Co., LLC 5.24%–5.25% due 5/17–6/14/2007[2]	181,000	180,021.20
Colgate-Palmolive Co. 5.21% due 5/15/2007[2]	25,000	24,946.03
Concentrate Manufacturing Co. of Ireland 5.29% due 5/1/2007[2]	28,000	27,996.03
E.I. duPont de Nemours and Co. 5.19% due 5/23/2007[2]	25,000	24,917.03
Emerson Electric Co. 5.23% due 5/2/2007[2]	25,000	24,993.03
Fannie Mae 5.14% due 5/16/2007	50,000	49,885.06
FCAR Owner Trust I 5.25%–5.26% due 5/4–6/18/2007	75,000	74,627.08
Federal Farm Credit Banks 5.10% due 7/9/2007	33,000	32,677.04
Federal Home Loan Bank 5.115%–5.15% due 5/25–7/18/2007	351,300	349,142.40
Freddie Mac 5.10%–5.145% due 5/16–7/9/2007	112,600	112,015.13
Harley-Davidson Funding Corp. 5.19%–5.21% due 5/1–6/18/2007[2]	50,500	50,234.06
Harvard University 5.18%–5.185% due 5/15–6/5/2007	50,000	49,800.06
Hershey Co. 5.19%–5.21% due 5/10–5/11/2007[2]	68,500	68,395.08
Hewlett-Packard Co. 5.24% due 5/17/2007[2]	50,000	49,876.06
Honeywell International Inc. 5.16% due 9/14/2007[2]	68,469	67,115.08
IBM Corp. 5.20%–5.23% due 5/24–6/14/2007[2]	125,000	124,407.14
Illinois Tool Works Inc. 5.21% due 5/18/2007	20,000	19,948.02
International Lease Finance Corp. 5.20%–5.22% due 5/14–6/11/2007	182,400	181,639.21
Johnson & Johnson 5.18%–5.19% due 6/5–6/22/2007[2]	70,900	70,403.08
JPMorgan Chase & Co. 5.30% due 5/1/2007	23,450	23,447.08
Jupiter Securitization Co., LLC 5.24% due 6/18/2007[2]	50,400	50,040
Kimberly-Clark Worldwide Inc. 5.19%–5.20% due 5/21–5/29/2007[2]	75,500	75,201.08
Merck & Co. Inc. 5.19%–5.20% due 6/8–6/26/2007	47,950	47,628.05
NetJets Inc. 5.19%–5.20% due 5/1–5/18/2007[2]	73,000	72,907.08
Paccar Financial Corp. 5.20%–5.22% due 5/31–7/9/2007	33,500	33,303.04
Private Export Funding Corp. 5.19%–5.23% due 5/10–7/17/2007[2]	136,000	135,172.15
Procter & Gamble International Funding S.C.A. 5.21%–5.23% due 5/11–7/10/2007[2]	164,690	164,027.19
Tennessee Valley Authority 5.145% due 5/3/2007	38,745	38,728.04
Three Pillars Funding, LLC 5.27% due 5/15/2007[2]	11,000	10,976.01
Union Bank of California, N.A. 5.26% due 6/15–6/25/2007	100,000	100,000.11
United Technologies Corp. 5.21%–5.22% due 5/1–5/22/2007[2]	62,600	62,479.07
Variable Funding Capital Corp. 5.23%–5.24% due 5/2–6/19/2007[2]	221,100	220,404.25
Wal-Mart Stores Inc. 5.19%–5.21% due 6/12/2007[2]	108,590	107,922.12

Total short-term securities (cost: $3,526,753,000)		3,526,895	4.00

Total investment securities (cost: $61,478,090,000)		88,464,000	100.32
Other assets less liabilities		(283,128)	(.32)

Net assets		$88,180,872	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

Investments in affiliates

A company is considered to be an affiliate of the Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on this holding and related transactions during the year ended April 30, 2007, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliate at 4/30/07 (000)
Limited Brands[3]	19,930,000	—	2,367,900	17,562,100	$11,589	—

1Security did not produce income during the last 12 months.
2Restricted security that can be resold only to institutional investors. In practice, this security is typically as liquid as unrestricted securities in the portfolio. The total value of all such restricted securities was $2,138,721,000, which represented 2.43% of the net assets of the Fund.
3Unaffiliated issuer at 4/30/2007.

ADR = American Depositary Receipts

See Notes to financial statements

Financial statements
Statement of assets and liabilities at April 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $61,478,090)		$88,464,000
Cash		412
Receivables for:
Sales of investments	$226,288
Sales of Fund’s shares	77,945
Dividends and interest	145,183	449,416
		88,913,828
Liabilities:
Payables for:
Purchases of investments	548,078
Repurchases of Fund’s shares	111,807
Management services	16,647
Services provided by affiliates	54,563
Deferred director and advisory board compensation	1,638
Other	223	732,956
Net assets at April 30, 2007		$88,180,872

Net assets consist of:
Capital paid in on shares of capital stock		$58,732,477
Undistributed net investment income		536,429
Undistributed net realized gain		1,926,056
Net unrealized appreciation		26,985,910
Net assets at April 30, 2007		$88,180,872

Total authorized capital stock — 4,000,000 shares, $.001 par value (2,414,612 total shares outstanding)
	Net Assets	Shares outstanding	Net asset value per share*
Class A	$70,810,966	1,937,137	$36.55
Class B	3,296,205	90,738	36.33
Class C	3,481,096	96,013	36.26
Class F	3,178,582	87,138	36.48
Class 529-A	1,093,532	29,947	36.51
Class 529-B	218,281	6,002	36.36
Class 529-C	373,966	10,289	36.35
Class 529-E	60,867	1,673	36.39
Class 529-F	47,140	1,292	36.47
Class R-1	69,014	1,899	36.33
Class R-2	985,191	27,181	36.25
Class R-3	2,198,781	60,447	36.38
Class R-4	1,212,801	33,267	36.46
Class R-5	1,154,450	31,589	36.55

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $38.78 and $38.74, respectively.

See Notes to financial statements

Statement of operations for the year ended April 30, 2007	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $1,270; also includes $11,589 from affiliate)	$1,959,963
Interest	140,061	$2,100,024

Fees and expenses*:
Investment advisory services	157,426
Business management services	56,603
Distribution services	256,478
Transfer agent services	55,016
Administrative services	20,939
Reports to shareholders	1,911
Registration statement and prospectus	1,306
Postage, stationery and supplies	6,471
Director and advisory board compensation	1,369
Auditing and legal	288
Custodian	406
State and local taxes	1
Other	236
Total fees and expenses before reimbursements/waivers	558,450
Less reimbursements/waivers of fees and expenses:
Investment advisory services	15,743
Business management services	5,661
Administrative services	298
Total fees and expenses after reimbursements/waivers		536,748
Net investment income		1,563,276

Net realized gain and unrealized appreciation on investments:
Net realized gain on investments (including $19,957 net gain from affiliate)		2,894,512
Net unrealized appreciation on investments		8,389,975
Net realized gain and unrealized appreciation on investments		11,284,487
Net increase in net assets resulting from operations		$12,847,763

*Additional information related to class-specific fees and expenses is included in the Notes to financial statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended April 30
	2007	2006
Operations:
Net investment income	$1,563,276	$1,578,232
Net realized gain on investments	2,894,512	1,992,122
Net unrealized appreciation on investments	8,389,975	5,840,968
Net increase in net assets resulting from operations	12,847,763	9,411,322

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,512,000)	(1,464,289)
Distributions from net realized gain on investments	(1,982,588)	(1,051,850)
Total dividends and distributions paid to shareholders	(3,494,588)	(2,516,139)

Capital share transactions	(205,260)	(2,318,017)

Total increase in net assets	9,147,915	4,577,166

Net assets:
Beginning of year	79,032,957	74,455,791
End of year (including undistributed net investment income: $536,429 and $484,601, respectively)	$88,180,872	$79,032,957

See Notes to financial statements

Notes to financial statements

1. Organization and significant accounting policies

Organization — Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund’s investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica¨ savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The Fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the Fund’s board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income — Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations—Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders— Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended April 30, 2007, the Fund reclassified $650,000 from undistributed net realized gain to undistributed net investment income, and reclassified $98,000 from undistributed net investment income and $111,849,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of April 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$ 538,067
Undistributed long-term capital gain	1,955,027
Gross unrealized appreciation on investment securities	27,078,833
Gross unrealized depreciation on investment securities	(121,895)
Net unrealized appreciation on investment securities	26,956,938
Cost of investment securities	61,507,062

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended April 30, 2007			Year ended April 30, 2006
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$1,275,081	$1,597,354	$2,872,435	$1,246,004	$ 856,631	$2,102,635
Class B	37,056	75,227	112,283	36,979	41,104	78,083
Class C	36,403	78,461	114,864	36,207	42,338	78,545
Class F	54,831	70,012	124,843	50,606	35,323	85,929
Class 529-A	17,405	22,998	40,403	13,993	10,202	24,195
Class 529-B	2,090	4,793	6,883	1,805	2,293	4,098
Class 529-C	3,511	8,006	11,517	2,901	3,641	6,542
Class 529-E	823	1,280	2,103	662	578	1,240
Class 529-F	794	955	1,749	531	353	884
Class R-1	637	1,438	2,075	468	566	1,034
Class R-2	9,964	21,847	31,811	8,618	10,244	18,862
Class R-3	32,045	49,786	81,831	30,347	24,319	54,666
Class R-4	19,453	25,099	44,552	17,967	12,688	30,655
Class R-5	21,907	25,332	47,239	17,201	11,570	28,771
Total	$1,512,000	$1,982,588	$3,494,588	$1,464,289	$1,051,850	$2,516,139

3. Fees and transactions with related parties

Business management services — The Fund has a Business Management Agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the Class A average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.030% on such assets in excess of $77 billion. WMC is currently waiving 10% of business management services fees. During the year ended April 30, 2007, WMC reduced business management services fees by $5,661,000. As a result, the fee shown on the accompanying financial statements of $56,603,000, which was equivalent to an annualized rate of 0.069%, was reduced to $50,942,000, or 0.062% of average daily net assets. During the year ended April 30, 2007, WMC paid the Fund’s investment adviser $2,287,000 for performing various fund accounting services for the Fund and for The American Funds Tax-Exempt Series I, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG) (parent company of WMC), earned $583,000 on its retail sales of shares and distribution plan of the Fund. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services — Capital Research and Management Company (CRMC), the Fund’s investment adviser, is the parent company of American Funds Service CompanySM (AFS), the Fund’s transfer agent, and American Funds Distributors,SM Inc. (AFD), the principal under-writer of the Fund’s shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended April 30, 2007, total investment advisory services fees waived by CRMC were $15,743,000. As a result, the fee shown on the accompanying financial statements of $157,426,000, which was equivalent to an annualized rate of 0.193%, was reduced to $141,683,000, or 0.173% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The Fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services— The Fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services — The Fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the Fund’s behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended April 30, 2007, the total administrative services fees paid by CRMC were $191 and $298,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended April 30, 2007, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$158,964	$52,469	Not applicable	Not applicable	Not applicable
Class B	31,025	2,547	Not applicable	Not applicable	Not applicable
Class C	32,133		$4,209	$546	Not applicable
Class F	7,137		2,493	295	Not applicable
Class 529-A	1,925		745	116	$935
Class 529-B	1,947		155	51	195
Class 529-C	3,244	Included in	258	75	324
Class 529-E	260	administrative	41	6	52
Class 529-F	—	services	31	5	38
Class R-1	563		67	24	Not applicable
Class R-2	6,617		1,291	2,654	Not applicable
Class R-3	10,049		2,829	946	Not applicable
Class R-4	2,614		1,525	32	Not applicable
Class R-5	Not applicable		985	16	Not applicable
Total	$256,478	$55,016	$14,629	$4,766	$1,544

Deferred director and advisory board compensation — Since the adoption of the deferred compensation plan in 1994, independent directors and advisory board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Director and advisory board compensation of $1,369,000, shown on the accompanying financial statements, includes $1,144,000 in current fees (either paid in cash or deferred) and a net increase of $225,000 in the value of the deferred amounts.

Affiliated officers and directors — All officers and all interested directors of the Fund are affiliated with WMC. Officers and interested directors do not receive compensation directly from the Fund.

4. Investment transactions

The Fund made purchases and sales of investment securities, excluding short-term securities, of $14,678,721,000 and $17,730,684,000, respectively, during the year ended April 30, 2007.

5. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):
	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended April 30, 2007
Class A	$5,485,824	161,128	$2,714,524	79,294	$ (9,140,888)	(269,164)	$(940,540)	(28,742)
Class B	167,204	4,940	107,610	3,151	(384,471)	(11,403)	(109,657)	(3,312)
Class C	416,267	12,327	109,088	3,198	(523,219)	(15,564)	2,136	(39)
Class F	730,783	21,540	110,798	3,241	(638,997)	(18,824)	202,584	5,957
Class 529-A	179,183	5,246	40,396	1,180	(68,337)	(2,010)	151,242	4,416
Class 529-B	19,859	586	6,881	201	(11,217)	(332)	15,523	455
Class 529-C	62,414	1,838	11,515	336	(32,201)	(954)	41,728	1,220
Class 529-E	10,815	318	2,103	62	(4,589)	(136)	8,329	244
Class 529-F	12,042	354	1,749	51	(2,838)	(83)	10,953	322
Class R-1	26,397	777	2,059	60	(13,412)	(394)	15,044	443
Class R-2	265,526	7,854	31,803	932	(225,982)	(6,658)	71,347	2,128
Class R-3	636,863	18,771	81,789	2,395	(627,948)	(18,481)	90,704	2,685
Class R-4	414,755	12,155	44,401	1,300	(382,117)	(11,283)	77,039	2,172
Class R-5	519,446	15,001	46,541	1,359	(407,679)	(11,828)	158,308	4,532
Total net increase (decrease)	$8,947,378	262,835	$3,311,257	96,760	$(12,463,895)	(367,114)	$(205,260)	(7,519)
Year ended April 30, 2006
Class A	$5,298,942	169,863	$1,984,249	63,236	$ (9,900,129)	(316,730)	$(2,616,938)	(83,631)
Class B	197,144	6,359	74,794	2,398	(387,807)	(12,467)	(115,869)	(3,710)
Class C	411,237	13,293	74,370	2,389	(637,968)	(20,562)	(152,361)	(4,880)
Class F	645,258	20,720	77,224	2,466	(812,986)	(26,060)	(90,504)	(2,874)
Class 529-A	169,808	5,447	24,194	771	(59,439)	(1,898)	134,563	4,320
Class 529-B	23,901	770	4,098	131	(10,474)	(336)	17,525	565
Class 529-C	64,090	2,065	6,542	210	(25,102)	(805)	45,530	1,470
Class 529-E	9,853	317	1,240	40	(3,572)	(114)	7,521	243
Class 529-F	9,675	309	884	28	(2,272)	(73)	8,287	264
Class R-1	22,484	725	1,026	33	(14,131)	(455)	9,379	303
Class R-2	297,143	9,596	18,857	606	(191,087)	(6,147)	124,913	4,055
Class R-3	621,188	20,035	54,620	1,748	(659,035)	(21,381)	16,773	402
Class R-4	364,970	11,744	30,654	979	(295,958)	(9,478)	99,666	3,245
Class R-5	373,131	12,027	28,237	900	(207,870)	(6,613)	193,498	6,314
Total net increase (decrease)	$8,508,824	273,270	$2,380,989	75,935	$(13,207,830)	(423,119)	$(2,318,017)	(73,914)
*Includes exchanges between share classes of the Fund.

Financial highlights1
		Income (loss) from investment operations[2]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers[4]	Ratio of net income to average net assets[4]
Class A:
Year ended 4/30/2007	$32.66	$ .68	$ 4.71	$ 5.39	$(.66)	$(.84)	$(1.50)	$36.55	16.85%	$70,811.60%		.57%	2.00%
Year ended 4/30/2006	29.85	.66	3.20	3.86	(.62)	(.43)	(1.05)	32.66	13.11	64,202.60		.57	2.13
Year ended 4/30/2005	28.79	.67	1.22	1.89	(.60)	(.23)	(.83)	29.85	6.55	61,185.61		.60	2.24
Year ended 4/30/2004	23.99	.59	4.94	5.53	(.54)	(.19)	(.73)	28.79	23.19	57,027.64		.64	2.14
Year ended 4/30/2003	28.37	.55	(4.35)	(3.80)	(.54)	(.04)	(.58)	23.99	(13.36)	43,701.67		.67	2.28
Class B:
Year ended 4/30/2007	32.47	.42	4.69	5.11	(.41)	(.84)	(1.25)	36.33	15.98	3,296	1.36	1.33	1.24
Year ended 4/30/2006	29.69	.42	3.17	3.59	(.38)	(.43)	(.81)	32.47	12.24	3,053	1.37	1.34	1.37
Year ended 4/30/2005	28.64	.43	1.22	1.65	(.37)	(.23)	(.60)	29.69	5.75	2,902	1.38	1.37	1.47
Year ended 4/30/2004	23.88	.37	4.92	5.29	(.34)	(.19)	(.53)	28.64	22.25	2,549	1.40	1.40	1.36
Year ended 4/30/2003	28.25	.36	(4.32)	(3.96)	(.37)	(.04)	(.41)	23.88	(14.01)	1,538	1.45	1.45	1.52
Class C:
Year ended 4/30/2007	32.41	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.26	15.91	3,481	1.42	1.40	1.17
Year ended 4/30/2006	29.64	.40	3.16	3.56	(.36)	(.43)	(.79)	32.41	12.15	3,113	1.43	1.41	1.30
Year ended 4/30/2005	28.59	.41	1.22	1.63	(.35)	(.23)	(.58)	29.64	5.69	2,991	1.46	1.45	1.39
Year ended 4/30/2004	23.84	.35	4.92	5.27	(.33)	(.19)	(.52)	28.59	22.19	2,460	1.48	1.48	1.27
Year ended 4/30/2003	28.22	.35	(4.33)	(3.98)	(.36)	(.04)	(.40)	23.84	(14.10)	1,214	1.51	1.51	1.46
Class F:
Year ended 4/30/2007	32.60	.67	4.70	5.37	(.65)	(.84)	(1.49)	36.48	16.83	3,179.62		.59	1.97
Year ended 4/30/2006	29.80	.65	3.19	3.84	(.61)	(.43)	(1.04)	32.60	13.06	2,646.63		.61	2.10
Year ended 4/30/2005	28.74	.64	1.22	1.86	(.57)	(.23)	(.80)	29.80	6.47	2,505.69		.68	2.15
Year ended 4/30/2004	23.95	.56	4.94	5.50	(.52)	(.19)	(.71)	28.74	23.13	1,917.71		.71	2.04
Year ended 4/30/2003	28.33	.53	(4.34)	(3.81)	(.53)	(.04)	(.57)	23.95	(13.42)	899.74		.74	2.24
Class 529-A:
Year ended 4/30/2007	32.63	.65	4.71	5.36	(.64)	(.84)	(1.48)	36.51	16.75	1,094.67		.65	1.91
Year ended 4/30/2006	29.83	.64	3.19	3.83	(.60)	(.43)	(1.03)	32.63	13.01	833.68		.65	2.05
Year ended 4/30/2005	28.76	.63	1.23	1.86	(.56)	(.23)	(.79)	29.83	6.47	633.71		.70	2.12
Year ended 4/30/2004	23.97	.56	4.95	5.51	(.53)	(.19)	(.72)	28.76	23.07	426.71		.71	2.03
Year ended 4/30/2003	28.36	.54	(4.35)	(3.81)	(.54)	(.04)	(.58)	23.97	(13.38)	199.70		.70	2.29
Class 529-B:
Year ended 4/30/2007	32.50	.38	4.68	5.06	(.36)	(.84)	(1.20)	36.36	15.82	218	1.48	1.46	1.11
Year ended 4/30/2006	29.72	.38	3.17	3.55	(.34)	(.43)	(.77)	32.50	12.07	180	1.51	1.48	1.22
Year ended 4/30/2005	28.68	.38	1.21	1.59	(.32)	(.23)	(.55)	29.72	5.52	148	1.58	1.57	1.26
Year ended 4/30/2004	23.91	.32	4.96	5.28	(.32)	(.19)	(.51)	28.68	22.08	110	1.59	1.59	1.15
Year ended 4/30/2003	28.34	.32	(4.35)	(4.03)	(.36)	(.04)	(.40)	23.91	(14.18)	53	1.62	1.62	1.36
Class 529-C:
Year ended 4/30/2007	32.49	.38	4.69	5.07	(.37)	(.84)	(1.21)	36.35	15.84	374	1.48	1.45	1.11
Year ended 4/30/2006	29.71	.38	3.18	3.56	(.35)	(.43)	(.78)	32.49	12.10	295	1.50	1.47	1.23
Year ended 4/30/2005	28.67	.37	1.22	1.59	(.32)	(.23)	(.55)	29.71	5.54	226	1.57	1.56	1.27
Year ended 4/30/2004	23.91	.32	4.93	5.25	(.30)	(.19)	(.49)	28.67	22.06	156	1.58	1.58	1.15
Year ended 4/30/2003	28.33	.32	(4.34)	(4.02)	(.36)	(.04)	(.40)	23.91	(14.18)	69	1.61	1.61	1.38
Class 529-E:
Year ended 4/30/2007	32.52	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.39	16.44	61.97		.94	1.62
Year ended 4/30/2006	29.74	.54	3.17	3.71	(.50)	(.43)	(.93)	32.52	12.64	46.98		.96	1.74
Year ended 4/30/2005	28.69	.53	1.22	1.75	(.47)	(.23)	(.70)	29.74	6.09	35	1.05	1.04	1.79
Year ended 4/30/2004	23.92	.46	4.94	5.40	(.44)	(.19)	(.63)	28.69	22.68	23	1.06	1.06	1.68
Year ended 4/30/2003	28.34	.45	(4.35)	(3.90)	(.48)	(.04)	(.52)	23.92	(13.73)	9	1.08	1.08	1.92
Class 529-F:
Year ended 4/30/2007	32.59	.72	4.70	5.42	(.70)	(.84)	(1.54)	36.47	17.01	47.47		.44	2.11
Year ended 4/30/2006	29.79	.70	3.18	3.88	(.65)	(.43)	(1.08)	32.59	13.20	32.49		.46	2.24
Year ended 4/30/2005	28.74	.60	1.22	1.82	(.54)	(.23)	(.77)	29.79	6.35	21.80		.79	2.03
Year ended 4/30/2004	23.96	.53	4.95	5.48	(.51)	(.19)	(.70)	28.74	23.00	11.81		.81	1.90
Period from 9/16/2002 to 4/30/2003	23.98	.32	.10	.42	(.40)	(.04)	(.44)	23.96	1.85	3	.82[5]	.82[5]	2.25[5]
Class R-1:
Year ended 4/30/2007	32.48	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.33	15.86	69	1.43	1.41	1.15
Year ended 4/30/2006	29.71	.39	3.17	3.56	(.36)	(.43)	(.79)	32.48	12.10	47	1.47	1.44	1.26
Year ended 4/30/2005	28.68	.40	1.21	1.61	(.35)	(.23)	(.58)	29.71	5.62	34	1.50	1.47	1.35
Year ended 4/30/2004	23.92	.35	4.93	5.28	(.33)	(.19)	(.52)	28.68	22.16	16	1.52	1.49	1.25
Period from 5/29/2002 to 4/30/2003	28.52	.32	(4.46)	(4.14)	(.42)	(.04)	(.46)	23.92	(14.50)	8	1.71[5]	1.51[5]	1.50[5]
Class R-2:
Year ended 4/30/2007	32.40	.39	4.68	5.07	(.38)	(.84)	(1.22)	36.25	15.91	985	1.47	1.41	1.15
Year ended 4/30/2006	29.64	.40	3.16	3.56	(.37)	(.43)	(.80)	32.40	12.13	812	1.53	1.41	1.29
Year ended 4/30/2005	28.60	.41	1.22	1.63	(.36)	(.23)	(.59)	29.64	5.68	622	1.57	1.44	1.38
Year ended 4/30/2004	23.88	.35	4.91	5.26	(.35)	(.19)	(.54)	28.60	22.12	371	1.69	1.45	1.26
Period from 5/31/2002 to 4/30/2003	28.46	.33	(4.40)	(4.07)	(.47)	(.04)	(.51)	23.88	(14.29)	96	1.78[5]	1.47[5]	1.58[5]
Class R-3:
Year ended 4/30/2007	32.51	.55	4.70	5.25	(.54)	(.84)	(1.38)	36.38	16.45	2,199.96		.93	1.63
Year ended 4/30/2006	29.73	.54	3.18	3.72	(.51)	(.43)	(.94)	32.51	12.68	1,878.97		.94	1.75
Year ended 4/30/2005	28.68	.56	1.21	1.77	(.49)	(.23)	(.72)	29.73	6.17	1,705.95		.94	1.89
Year ended 4/30/2004	23.93	.46	4.94	5.40	(.46)	(.19)	(.65)	28.68	22.68	1,009	1.07	1.07	1.63
Period from 6/4/2002 to 4/30/2003	27.81	.41	(3.74)	(3.33)	(.51)	(.04)	(.55)	23.93	(11.94)	125	1.11[5]	1.09[5]	1.95[5]
Class R-4:
Year ended 4/30/2007	32.57	.65	4.72	5.37	(.64)	(.84)	(1.48)	36.46	16.82	1,213.67		.64	1.92
Year ended 4/30/2006	29.78	.64	3.18	3.82	(.60)	(.43)	(1.03)	32.57	13.00	1,013.68		.65	2.06
Year ended 4/30/2005	28.73	.64	1.22	1.86	(.58)	(.23)	(.81)	29.78	6.46	830.68		.67	2.14
Year ended 4/30/2004	23.95	.56	4.94	5.50	(.53)	(.19)	(.72)	28.73	23.11	330.70		.70	2.01
Period from 5/20/2002 to 4/30/2003	28.78	.51	(4.74)	(4.23)	(.56)	(.04)	(.60)	23.95	(14.66)	71	.74[5]	.73[5]	2.32[5]
Class R-5:
Year ended 4/30/2007	32.65	.76	4.72	5.48	(.74)	(.84)	(1.58)	36.55	17.15	1,154.37		.35	2.22
Year ended 4/30/2006	29.85	.73	3.19	3.92	(.69)	(.43)	(1.12)	32.65	13.34	883.38		.35	2.34
Year ended 4/30/2005	28.79	.73	1.22	1.95	(.66)	(.23)	(.89)	29.85	6.78	619.38		.37	2.45
Year ended 4/30/2004	23.99	.65	4.94	5.59	(.60)	(.19)	(.79)	28.79	23.49	395.39		.39	2.36
Period from 5/15/2002 to 4/30/2003	28.84	.57	(4.78)	(4.21)	(.60)	(.04)	(.64)	23.99	(14.57)	230	.41[5]	.41[5]	2.51[5]

				Year ended April 30
				2007		2006		2005		2004		2003
Portfolio turnover rate for all classes of shares				19%		13%		16%		12%		21%

1Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
2Based on average shares outstanding.
3Total returns exclude all sales charges, including contingent deferred sales charges.
4This column reflects the impact, if any, of certain reimbursements/waivers from CRMC and WMC. CRMC and WMC reduced fees for investment advisory services and business management services for all share classes. In addition, during some of the periods shown, CRMC paid a portion of the Fund’s transfer agent fees for certain retirement plan share classes.
5Annualized.

See Notes to financial statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at April 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
June 8, 2007